MERRILL LYNCH
MUNICIPAL
INTERMEDIATE
TERM FUND








FUND LOGO








Quarterly Report

January 31, 1996



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Municipal
Intermediate Term Fund
Merrill Lynch Municipal
Series Trust
Box 9011
Princeton, NJ
08543-9011




MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND




Officers and
Trustees

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
William R. Bock, Vice President
Gerald M. Richard, Treasurer
Susan B. Baker, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863





TO OUR SHAREHOLDERS

Although the partial shutdown of the US Government curtailed the release of most economic data for the January quarter, it was nonetheless apparent that gross domestic product (GDP) growth continued to be lackluster. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve Board responded to the slowing economy by modestly lowering short-term interest rates in both December and January. Historically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Administration and Congress over the Federal budget continues, although both sides have made concessions since the debate began. It appears that investors are currently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the proposed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United States would represent a great improvement over the last 15 years. Although this may fall short of investors' best expectations, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.

The Municipal Market
The municipal bond market rallied strongly over the three months ended January 31, 1996. Long-term, tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 55 basis points (0.55%) to end the January period at 5.69%. Continued weak economic conditions coupled with low inflation fostered a very positive environment for almost all fixed-income investments during the last three months of 1995. Long-term US Treasury bond yields declined approximately 35 basis points to 6.00% by January 31, 1996. Both US Treasury and long-term tax-exempt bond yields are near their lowest levels in the past two years.

The municipal bond market had to contend with a number of difficulties for much of 1995. Various tax reform proposals have made the future tax advantage of municipal bonds uncertain. This has, at a minimum, reduced the overall demand for tax-exempt securities. At the same time, as municipal bond yields declined, tax-exempt authorities have rushed to issue debt at near historic low yield levels. During the three-month period ended January 31, 1996, approximately $50 billion in municipal securities were underwritten, an increase of almost 50% compared to the same period last year. However, as early 1995 issuance was significantly reduced, the last 12 months issuance of approximately $160 billion remained the same as that issued a year earlier. Tax-exempt bond yields declined throughout the three months ended January 31, 1996, despite investor uncertainty and increased supply pressures.

It is likely that the municipal market will regain much of the technical support it enjoyed earlier in 1995. 1995 issuance remained significantly below levels underwritten in 1993, when over $290 billion in long-term tax-exempt securities were issued. Also, municipal investors received over $25 billion in bond maturities, coupon income and early redemptions on January 1, 1996. This $25 billion is almost twice the average monthly issuance for 1995. The amount of outstanding municipal securities will continue to decline throughout 1996 and into early 1997. As the uncertainties surrounding proposed tax reforms are resolved in 1996, the tax-exempt bond market's renewed technical position should provide support to municipal bond prices.

Many of the features that made tax-exempt products attractive to investors last year are still in place. Long-term, A-rated municipal revenue bonds continue to yield well over 90% of comparable US Treasury bond yields. Historically, analysts have considered yields in excess of 82% attractive for long-term investors. For example, currently available tax-exempt bond yields generate taxable equivalent yields in excess of 8.50% for an investor in the 36% Federal income tax bracket. While the uncertainties regarding potential changes in current tax law remain, it appears that, at current price levels, bond investors have discounted at least some of the uncertainty.

Looking ahead, it may be unreasonable to expect to duplicate the double-digit returns produced by most tax-exempt issues in 1995, given current municipal bond yields. Municipal bond yields would have to decline to levels not seen since the 1960s in order to generate such significant returns in the coming years. While the current economic environment may still justify additional declines in interest rates, it may be prudent to expect some period of consolidation before the interest rate decline resumes. Tax-exempt bond market performance in 1996 is likely to be generated more by enhancing current income and limiting credit risk than by significant interest rate declines.

Portfolio Strategy
During the quarter ended January 31, 1996, we continued to position the Fund more aggressively. The reason for this emphasis is that we remain optimistic that municipal interest rates will decline further as a consequence of below-trend growth in the economy and further cuts in short-term interest rates by the Federal Reserve Board. We focused on the purchase of performance-oriented securities of high-tax states. We believe that the Fund is positioned to perform effectively in a falling interest rate environment. Looking ahead, we still consider it prudent to maintain a balance between an appealing level of tax-exempt income and total return.

In Conclusion
We thank you for your support of Merrill Lynch Municipal
Intermediate Term Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,






(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(William R. Bock)
William R. Bock
Portfolio Manager



February 28, 1996




We are pleased to announce that William R. Bock is responsible for the day-to-day management of Merrill Lynch Municipal Intermediate Term Fund. Mr. Bock has been employed by Merrill Lynch Asset Management, L.P. since 1989 as Vice President and Portfolio Manager. Prior thereto, Mr. Bock was employed by Bear Stearns and E.F. Hutton in the Tax-Exempt Bond Division from 1978 to 1989.







PERFORMANCE DATA



About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% thereafter to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +12.13%        +11.01%
Five Years Ended 12/31/95                 + 7.56         + 7.34
Inception (10/31/88) through 12/31/95     + 7.08         + 6.93

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/95                       +11.79%        +10.79%
Five Years Ended 12/31/95                 + 7.23         + 7.23
Inception (11/26/86) through 12/31/95     + 5.93         + 5.93

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/95                       +11.84%        +10.84%
Inception (10/21/94) through 12/31/95     + 9.00         + 9.00

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +12.02%        +10.90%
Inception (10/21/94) through 12/31/95     + 9.22         + 8.31

[FN]
 *Maximum sales charge is 1%.
**Assuming maximum sales charge.


Recent
Performance
Results
                                                                                    12 Month    3 Month
                                                   1/31/96    10/31/95  1/31/95     % Change    % Change
Class A Shares*                                     $10.17     $10.00     $9.65      + 5.39%      +1.70%
Class B Shares*                                      10.16      10.00      9.65      + 5.28       +1.60
Class C Shares*                                      10.16      10.00      9.65      + 5.28       +1.60
Class D Shares*                                      10.17      10.00      9.65      + 5.39       +1.70
Class A Shares--Total Return*                                                        +11.00(1)    +2.93(2)
Class B Shares--Total Return*                                                        +10.55(3)    +2.75(4)
Class C Shares--Total Return*                                                        +10.60(5)    +2.75(4)
Class D Shares--Total Return*                                                        +10.89(6)    +2.91(7)
Class A Shares--Standardized 30-day Yield             4.06%
Class B Shares--Standardized 30-day Yield             3.78%
Class C Shares--Standardized 30-day Yield             3.76%
Class D Shares--Standardized 30-day Yield             3.96%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.516 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.122 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.485 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.114 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.490 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.506 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.120 per share ordinary income dividends.


Performance
Summary--
Class A Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*      % Change**
10/31/88--12/31/88        $ 9.45      $ 9.29                --                  $0.117           - 0.45%
1989                        9.29        9.41                --                   0.606           + 8.07
1990                        9.41        9.31                --                   0.594           + 5.45
1991                        9.31        9.73                --                   0.597           +11.28
1992                        9.73        9.89                --                   0.582           + 7.88
1993                        9.89       10.42                --                   0.538           +11.04
1994                       10.42        9.52                --                   0.521           - 3.69
1995                        9.52       10.13                --                   0.519           +12.13
1/1/96--1/31/96            10.13       10.17                --                   0.028           + 0.77
                                                                                ------
                                                                          Total $4.102

                                                          Cumulative total return as of 1/31/96: +64.58%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.



PERFORMANCE DATA (concluded)


Performance
Summary--
Class B Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*      % Change**
11/26/86--12/31/86        $10.00      $ 9.94                --                  $0.030           - 0.10%
1987                        9.94        9.27                --                   0.579           - 1.09
1988                        9.27        9.29                --                   0.564           + 6.43
1989                        9.29        9.41                --                   0.577           + 7.74
1990                        9.41        9.31                --                   0.566           + 5.14
1991                        9.31        9.73                --                   0.568           +10.94
1992                        9.73        9.89                --                   0.552           + 7.55
1993                        9.89       10.42                --                   0.507           +10.71
1994                       10.42        9.52                --                   0.490           - 3.99
1995                        9.52       10.13                --                   0.488           +11.79
1/1/96--1/31/96            10.13       10.16                --                   0.026           + 0.65
                                                                                ------
                                                                          Total $4.947

                                                          Cumulative total return as of 1/31/96: +69.99%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*      % Change**
10/21/94--12/31/94        $ 9.70      $ 9.52                --                  $0.093           - 0.89%
1995                        9.52       10.13                --                   0.493           +11.84
1/1/96--1/31/96            10.13       10.16                --                   0.026           + 0.65
                                                                                ------
                                                                          Total $0.612

                                                          Cumulative total return as of 1/31/96: +11.57%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance
Summary--
Class D Shares
                           Net Asset Value            Capital Gains
Period Covered           Beginning    Ending           Distributed         Dividends Paid*      % Change**
10/21/94--12/31/94        $ 9.70      $ 9.52                --                  $0.100           - 0.81%
1995                        9.52       10.13                --                   0.509           +12.02
1/1/96--1/31/96            10.13       10.17                --                   0.027           + 0.76
                                                                                ------
                                                                          Total $0.636

                                                          Cumulative total return as of 1/31/96: +11.96%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.


PORTFOLIO COMPOSITION


For the Quarter Ended January 31, 1996

Top Ten States*

California                                  17.32%
Illinois                                    10.98
Texas                                        7.39
Massachusetts                                7.36
Colorado                                     6.90
Minnesota                                    4.43
Florida                                      4.16
Washington                                   3.08
Connecticut                                  2.87
Michigan                                     2.49
                                           -------
Total Top Ten                               66.98
Total Others                                33.02
                                           -------
Total Portfolio                            100.00%
                                           =======


Net assets as of January 31, 1996 were $236,965,481.


Quality Ratings*
(Based on Nationally Recognized Rating Services)

A pie chart illustrating the following percentages:

AAA/Aaa        56%
AA/Aa          19%
A/A            15%
NR+++           1%
Other++         9%

[FN]
  *Based on total market value of the portfolio as of January 31,
   1996.
 ++Temporary investments in short-term municipal securities.
+++Not Rated.